UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06378

Templeton Developing Markets Trust
(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500

Date of fiscal year end: _12/31__

Date of reporting period:  6/30/16_

Item 1. Reports to Stockholders.

Semiannual Report
and Shareholder Letter
June 30, 2016

Templeton Developing Markets Trust

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Contents
Semiannual Report
Templeton Developing Markets Trust	3
Performance Summary	7
Your Fund’s Expenses	10
Financial Highlights and Statement of Investments	12
Financial Statements	21
Notes to Financial Statements	25
Shareholder Information	34

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Semiannual Report

Templeton Developing Markets Trust

We are pleased to bring you Templeton Developing Market Trust’s semiannual report for the period ended June 30, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies located or operating in “developing market countries,” as defined in the Fund’s prospectus.

Performance Overview

The Fund’s Class A shares delivered a +10.67% cumulative total return for the six months ended June 30, 2016. In comparison, the MSCI Emerging Markets (EM) Index posted a +6.60% total return, and the Standard & Poor’s®/International Finance Corporation Investable Composite Index had a +6.11% total return for the same period.1 The indexes measure global emerging market stock performance. Please note index performance is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. In addition, the Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy grew moderately during the six months under review amid a generally weak recovery in developed markets and slowing growth in emerging markets. Nonetheless, emerging market economies overall continued to grow faster than developed market economies. India’s economy expanded in 2016’s first quarter at the fastest annual rate in one and a half years, driven by private spending. China’s economy grew in

2016’s first half at an annual rate that was within the government’s targeted range, aided by fiscal and monetary stimulus measures. Russia’s economy remained in recession in 2016’s first quarter amid declines in manufacturing, construction and wholesale and retail trade, as did Brazil’s economy, amid weakness in investment and domestic consumption.

Several emerging market central banks, including those of Mexico and South Africa, raised their benchmark interest rates to control inflation and support their currencies, while some, including South Korea and Hungary, lowered their benchmark interest rates to promote economic growth. The Reserve Bank of India cut its benchmark interest rate to a five-year low and took steps to increase monetary liquidity. The Bank of Russia reduced its key interest rate in June, citing lower inflation expectations amid an economic recession. Although the People’s Bank of China (PBOC) left its benchmark interest rate unchanged, it employed other monetary easing measures that included cutting the cash reserve requirement ratio for the country’s banks in February and effectively devaluing the renminbi against the U.S. dollar to the lowest level in more than five years.

Emerging market stocks recovered from the heightened volatility in early 2016 caused by a plunge in China’s domestic market on January 4, which triggered the country’s new circuit-breaker system and halted trading. Further hurting stocks were a collapse in crude oil prices and investor concerns about global

1. Source: Morningstar.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 17.

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TEMPLETON DEVELOPING MARKETS TRUST

economic growth. However, emerging market stocks began to rebound in late January as crude oil prices rose and the PBOC implemented monetary stimulus measures. Further bolstering investor sentiment during the period were monetary easing measures by other major central banks, notably the Bank of Japan and the European Central Bank (ECB); the finalization of a new debt deal for Greece; and a price increase in most commodities. Although the U.K.’s referendum vote to leave the European Union led to stock declines globally, emerging market stocks overall rebounded by period-end as many investors grew optimistic that the Bank of England and the ECB would introduce additional monetary easing measures. In this environment, emerging market stocks, as measured by the MSCI EM Index, generated a +6.60% total return, with all major regions posting positive returns.1

Investment Strategy

We employ a fundamental research, value-oriented, long-term investment approach. We focus on the market price of a company’s securities relative to our evaluation of its long-term earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. Our analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment. We invest in securities without regard to benchmark comparisons.

Manager’s Discussion

During the six months under review, key contributors to the Fund’s absolute performance included our investments in Banco Bradesco, Itau Unibanco Holding and TSMC (Taiwan Semiconductor Manufacturing Co.).

Banco Bradesco and Itau Unibanco, two of Brazil’s largest financial conglomerates, provide a full range of banking and financial services. The initiation of impeachment proceedings against President Dilma Rousseff, which led to her suspension for up to 180 days, boosted investor confidence about the Brazilian market overall as many investors grew optimistic about the takeover of Vice President Michel Temer as acting president. Although both companies reported weaker-than-expected first quarter 2016 net income, largely due to higher loan-loss provisions, their stocks participated in the Brazilian stock market’s substantial rally in 2016’s first half. Other favorable factors included the Brazilian real’s appreciation, an improvement in business sentiment and some positive economic data.

TSMC is the world’s largest independent integrated circuit foundry. Its better-than-expected first quarter 2016 revenues

Top 10 Countries
6/30/16
% of Total
Net Assets
China	20.1%
South Korea	12.2%
India	10.2%
Taiwan	9.5%
South Africa	8.3%
Brazil	8.1%
U.K.	5.2%
Thailand	4.6%
Russia	3.3%
Hong Kong	3.2%

and agreement with Apple to be the exclusive supplier of processors for the next-generation iPhones, leading to higher revenue growth expectations for 2016’s second half, supported share price performance. Additionally, development of technologies in other areas, such as mobile computing and high-performance computing devices, led many investors to adopt a positive view on the company.

In contrast, key detractors from the Fund’s absolute performance included our positions in Brilliance China Automotive Holdings, China Life Insurance and Baidu.

Chinese shares experienced substantial weakness in early Jan-uary, as the effect of growth concerns were exacerbated by uncertainty about the country’s foreign exchange policy. This uncertainty resulted in the renminbi’s devaluation, and Chinese authorities’ equity market intervention, which further rattled investor confidence. The renminbi continued to weaken against the U.S. dollar during the period, reaching the lowest level in more than five years. A rebound in Chinese stocks in the latter part of the reporting period failed to completely offset earlier declines.

Brilliance China Automotive is a major Chinese automobile manufacturer with a joint venture with German luxury automobile manufacturer BMW for the production and sale of BMW 3-series and 5-series vehicles in China. Reduced earnings in 2016’s first quarter, resulting from lower sales and higher-than-expected selling expenses, hurt the company’s share price. Investor sentiment, however, improved later in the period due to expectations that new product launches could drive sales and profitability in 2016’s second half.

China Life Insurance is one of China’s largest life insurance companies. Disappointing earnings in 2016’s first quarter, due

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TEMPLETON DEVELOPING MARKETS TRUST

mainly to lower investment income combined with concerns about a lower interest rate environment and the renminbi’s depreciation, hurt the company’s stock price. Further dampening market sentiment were worries that the company’s recent acquisitions of commercial banks might raise its risk profile.

Baidu is China’s leading Internet search engine and online marketing solutions provider, with the largest website in China and among the largest globally. The company also operates an e-commerce platform with an online payment tool; develops and markets web application software; and provides a variety of services and products, including entertainment products and human resource related services. Its shares fell after the company was criticized for misleading users with search results, leading the Chinese government to institute new Internet regulations, which prompted the company to lower its second quarter 2016 revenue outlook.

In the past six months, we increased the Fund’s investments notably in South Korea, Russia, Taiwan and Saudi Arabia2 as we continued to invest in opportunities we considered more attractive. In sector terms, we increased investments largely in information technology (IT), energy and materials and made purchases in consumer discretionary.3 Key purchases included an additional investment in South Korea-based Samsung Electronics, a leading global electronics manufacturer, as well as new positions in Alibaba Group Holding, China’s largest e-commerce company, and Saudi Basic Industries,2 one of the world’s largest petrochemical producers and one of the Middle East’s largest steel manufacturers.

Conversely, we reduced the Fund’s investments largely in South Africa, India, Thailand and China, primarily through China H shares, as we sought to focus on opportunities we

Top 10 Holdings
6/30/16
Company	% of Total
Sector/Industry, Country	Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd.	5.8%
Semiconductors & Semiconductor Equipment, Taiwan
Samsung Electronics Co. Ltd.	5.3%
Technology Hardware, Storage & Peripherals,
South Korea
Unilever PLC	5.2%
Personal Products, U.K.
Naspers Ltd.	5.0%
Media, South Africa
Tencent Holdings Ltd.	4.9%
Internet Software & Services, China
Itau Unibanco Holding SA	3.1%
Banks, Brazil
Brilliance China Automotive Holdings Ltd.	3.0%
Automobiles, China
Banco Bradesco SA	2.8%
Banks, Brazil
China Mobile Ltd.	2.4%
Wireless Telecommunication Services, China
China Petroleum and Chemical Corp.	2.1%
Oil, Gas & Consumable Fuels, China

considered to be more attractively valued within our investment universe.4 In sector terms, some of the largest sales were in consumer staples, telecommunication services and financials.5 Key sales included reducing the Fund’s holdings in Belgium-listed Anheuser-Busch InBev, a global brewer; and Tata Consultancy Services, an Indian IT consulting and services firm. We also closed the Fund’s position in China Construction Bank, a Chinese financial and banking services provider.

2. Investments were made through participatory notes, which are equity access products structured as debt obligations and are issued or backed by banks and broker-dealers and designed to replicate equity market exposure in frontier markets where direct investment is either impossible or difficult due to local investment restrictions.
3. The IT sector comprises electronic equipment, instruments and components; Internet software and services; IT services; semiconductors and semiconductor equipment;
software; and technology hardware, storage and peripherals in the SOI. The energy sector comprises oil, gas and consumable fuels in the SOI. The materials sector com-
prises chemicals, construction materials, containers and packaging, metals and mining, and paper and forest products in the SOI. The consumer discretionary sector comprises auto components; automobiles; distributors; hotels, restaurants and leisure; Internet and catalog retail; media; specialty retail; and textiles, apparel and luxury goods in the SOI.
4. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China.
5. The consumer staples sector comprises beverages, food and staples retailing, food products and personal products in the SOI. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI. The financials sector comprises banks, capital markets, diversified financial services, insurance, and real estate management and development in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON DEVELOPING MARKETS TRUST

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfo-
lio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representa-
tion or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON DEVELOPING MARKETS TRUST

Performance Summary as of June 30, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value

Share Class (Symbol)	6/30/16	12/31/15	Change
A (TEDMX)	$15.04	$13.59	+$1.45
C (TDMTX)	$14.57	$13.22	+$1.35
R (TDMRX)	$14.77	$13.37	+$1.40
R6 (FDEVX)	$14.96	$13.49	+$1.47
Advisor (TDADX)	$14.97	$13.52	+$1.45

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TEMPLETON DEVELOPING MARKETS TRUST
PERFORMANCE SUMMARY

Performance as of 6/30/161

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;
Class R/R6/Advisor Class: no sales charges.

			Value of
	Cumulative	Average Annual	$10,000	Total Annual Operating Expenses[5]
Share Class	Total Return[2]	Total Return[3]	Investment[4]	(with waiver)	(without waiver)
A				1.57%	1.73%
6-Month	+10.67%	+4.30%	$10,430
1-Year	-9.19%	-14.41%	$8,559
5-Year	-24.08%	-6.48%	$7,154
10-Year	+12.54%	+0.59%	$10,606
C				2.32%	2.48%
6-Month	+10.21%	+9.21%	$10,921
1-Year	-9.92%	-10.82%	$8,918
5-Year	-26.82%	-6.05%	$7,318
10-Year	+4.64%	+0.45%	$10,464
R				1.82%	1.98%
6-Month	+10.47%	+10.47%	$11,047
1-Year	-9.44%	-9.44%	$9,056
5-Year	-24.95%	-5.58%	$7,505
10-Year	+10.29%	+0.98%	$11,029
R6				1.12%	1.28%
6-Month	+10.90%	+10.90%	$11,090
1-Year	-8.83%	-8.83%	$9,117
3-Year	-11.51%	-3.99%	$8,849
Since Inception (5/1/13)	-18.95%	-6.43%	$8,105
Advisor				1.32%	1.48%
6-Month	+10.72%	+10.72%	$11,072
1-Year	-9.01%	-9.01%	$9,099
5-Year	-23.07%	-5.11%	$7,693
10-Year	+15.64%	+1.46%	$11,564

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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TEMPLETON DEVELOPING MARKETS TRUST
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets, of which frontier markets are a subset, involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Because these frameworks are typically even less developed in frontier markets, as well as various factors including the increased potential for extreme price volatility, illiquidity, trade barriers and exchange controls, the risks associated with developing markets are magnified in frontier markets. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Class R6: Shares are available to certain eligible investors as described in the prospectus.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The investment manager has contractually agreed to waive its fee so that the management fee for the Fund does not exceed 1.05% until 4/30/17. The Fund has an expense reduction contractually guaranteed through at least 4/30/17 and a fee waiver associated with any investment in a Franklin Templeton money fund and/or other Franklin
Templeton fund, contractually guaranteed through at least the Fund’s current fiscal year-end. The transfer agent has contractually agreed to cap transfer agency fees for Class
R6 shares so that transfer agency fees for that class do not exceed 0.01% until at least 4/30/17. Fund investment results reflect the expense reduction, fee waivers and fee cap, to the extent applicable; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market vola-
tility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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TEMPLETON DEVELOPING MARKETS TRUST

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 1/1/16	Value 6/30/16	Period* 1/1/16–6/30/16
A
Actual	$1,000	$1,106.70	$8.33
Hypothetical (5% return before expenses)	$1,000	$1,016.96	$7.97
C
Actual	$1,000	$1,102.10	$12.18
Hypothetical (5% return before expenses)	$1,000	$1,013.28	$11.66
R
Actual	$1,000	$1,104.70	$9.58
Hypothetical (5% return before expenses)	$1,000	$1,015.76	$9.17
R6
Actual	$1,000	$1,109.00	$5.98
Hypothetical (5% return before expenses)	$1,000	$1,019.19	$5.72
Advisor
Actual	$1,000	$1,107.20	$6.97
Hypothetical (5% return before expenses)	$1,000	$1,018.25	$6.67
*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.59%;
C: 2.33%; R: 1.83%; R6: 1.14%; and Advisor: 1.33%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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Financial Highlights
	Six Months Ended		Year Ended December 31,
	June 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.59	$17.09	$22.86	$23.61	$21.21	$25.53
Income from investment operations[a]:
Net investment income[b]	0.07	0.07	0.27 [c]	0.20	0.37	0.27
Net realized and unrealized gains (losses)	1.38	(3.43)	(2.09)	(0.51)	2.41	(4.31)
Total from investment operations	1.45	(3.36)	(1.82)	(0.31)	2.78	(4.04)
Less distributions from:
Net investment income	—	(0.14)	(0.33)	(0.30)	(0.38)	(0.28)
Net realized gains	—	—	(3.62)	(0.14)	—	—
Total distributions	—	(0.14)	(3.95)	(0.44)	(0.38)	(0.28)
Net asset value, end of period	$15.04	$13.59	$17.09	$22.86	$23.61	$21.21

Total return[d]	10.67%	(19.67)%	(8.11)%	(1.26)%	13.12%	(15.85)%

Ratios to average net assets[e]
Expenses before waiver and payments by
affiliates	1.82%	1.75%	1.72%	1.71%	1.70%	1.76%
Expenses net of waiver and payments by
affiliates	1.59%	1.68%	1.72%[f]	1.71%	1.70%[g]	1.76%
Net investment income	1.01%	0.44%	1.20%[c]	0.85%	1.65%	1.14%

Supplemental data
Net assets, end of period (000’s)	$959,797	$822,399	$1,187,072	$1,536,714	$1,773,204	$1,753,547
Portfolio turnover rate	12.64%	67.52%	83.92%	48.35%	25.92%	17.02%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 0.87%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reimbursement rounds to less than 0.01%.

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TEMPLETON DEVELOPING MARKETS TRUST
FINANCIAL STATEMENTS

	Six Months Ended		Year Ended December 31,
	June 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.22	$16.62	$22.32	$23.06	$20.72	$24.93
Income from investment operations[a]:
Net investment income (loss)[b]	0.02	(0.04)	0.10 [c]	0.03	0.20	0.10
Net realized and unrealized gains (losses)	1.33	(3.33)	(2.01)	(0.50)	2.35	(4.20)
Total from investment operations	1.35	(3.37)	(1.91)	(0.47)	2.55	(4.10)
Less distributions from:
Net investment income	—	(0.03)	(0.17)	(0.13)	(0.21)	(0.11)
Net realized gains	—	—	(3.62)	(0.14)	—	—
Total distributions	—	(0.03)	(3.79)	(0.27)	(0.21)	(0.11)
Net asset value, end of period	$14.57	$13.22	$16.62	$22.32	$23.06	$20.72

Total return[d]	10.21%	(20.28)%	(8.71)%	(1.99)%	12.31%	(16.47)%

Ratios to average net assets[e]
Expenses before waiver and payments by
affiliates	2.56%	2.47%	2.44%	2.44%	2.43%	2.47%
Expenses net of waiver and payments by
affiliates	2.33%	2.40%	2.44%[f]	2.44%	2.43%[g]	2.47%
Net investment income (loss)	0.27%	(0.28)%	0.48%[c]	0.12%	0.92%	0.43%

Supplemental data
Net assets, end of period (000’s)	$145,365	$117,379	$186,356	$238,366	$266,206	$272,773
Portfolio turnover rate	12.64%	67.52%	83.92%	48.35%	25.92%	17.02%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 0.15%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reimbursement rounds to less than 0.01%.

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TEMPLETON DEVELOPING MARKETS TRUST
FINANCIAL STATEMENTS

	Six Months Ended		Year Ended December 31,
	June 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.37	$16.80	$22.55	$23.30	$20.92	$25.18
Income from investment operations[a]:
Net investment income[b]	0.06	0.03	0.21 [c]	0.14	0.31	0.22
Net realized and unrealized gains (losses)	1.34	(3.36)	(2.06)	(0.50)	2.38	(4.25)
Total from investment operations	1.40	(3.33)	(1.85)	(0.36)	2.69	(4.03)
Less distributions from:
Net investment income	—	(0.10)	(0.28)	(0.25)	(0.31)	(0.23)
Net realized gains	—	—	(3.62)	(0.14)	—	—
Total distributions	—	(0.10)	(3.90)	(0.39)	(0.31)	(0.23)
Net asset value, end of period	$14.77	$13.37	$16.80	$22.55	$23.30	$20.92

Total return[d]	10.47%	(19.83)%	(8.32)%	(1.50)%	12.90%	(16.03)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	2.06%	1.97%	1.94%	1.94%	1.93%	1.97%
Expenses net of waiver and payments by affiliates	1.83%	1.90%	1.94%[f]	1.94%	1.93%[g]	1.97%
Net investment income	0.77%	0.22%	0.98%[c]	0.62%	1.42%	0.93%

Supplemental data
Net assets, end of period (000’s)	$17,565	$17,657	$26,123	$30,123	$33,109	$40,010
Portfolio turnover rate	12.64%	67.52%	83.92%	48.35%	25.92%	17.02%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 0.65%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reimbursement rounds to less than 0.01%.

14 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON DEVELOPING MARKETS TRUST
FINANCIAL STATEMENTS

	Six Months Ended	Year Ended December 31,
	June 30, 2016
	(unaudited)	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.49	$16.99	$22.76	$23.77
Income from investment operations[b]:
Net investment income[c]	0.09	0.12	0.34 [d]	0.12
Net realized and unrealized gains (losses)	1.38	(3.40)	(2.05)	(0.58)
Total from investment operations	1.47	(3.28)	(1.71)	(0.46)
Less distributions from:
Net investment income	—	(0.22)	(0.44)	(0.41)
Net realized gains	—	—	(3.62)	(0.14)
Total distributions	—	(0.22)	(4.06)	(0.55)
Net asset value, end of period	$14.96	$13.49	$16.99	$22.76

Total return[e]	10.90%	(19.34)%	(7.66)%	(1.89)%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	1.30%	1.27%	1.26%	1.30%
Expenses net of waiver and payments by affiliates	1.14%	1.22%	1.26%[g]	1.28%
Net investment income	1.46%	0.90%	1.65%[d]	1.28%

Supplemental data
Net assets, end of period (000’s)	$52,272	$48,263	$52,185	$299
Portfolio turnover rate	12.64%	67.52%	83.92%	48.35%

aFor the period May 1, 2013 (effective date) to December 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.32%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 15

TEMPLETON DEVELOPING MARKETS TRUST
FINANCIAL STATEMENTS

	Six Months Ended		Year Ended December 31,
	June 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.52	$17.01	$22.77	$23.53	$21.14	$25.46
Income from investment operations[a]:
Net investment income[b]	0.11	0.12	0.33 [c]	0.26	0.43	0.34
Net realized and unrealized gains (losses)	1.34	(3.43)	(2.08)	(0.51)	2.40	(4.31)
Total from investment operations	1.45	(3.31)	(1.75)	(0.25)	2.83	(3.97)
Less distributions from:
Net investment income	—	(0.18)	(0.39)	(0.37)	(0.44)	(0.35)
Net realized gains	—	—	(3.62)	(0.14)	—	—
Total distributions	—	(0.18)	(4.01)	(0.51)	(0.44)	(0.35)
Net asset value, end of period	$14.97	$13.52	$17.01	$22.77	$23.53	$21.14

Total return[d]	10.72%	(19.47)%	(7.79)%	(1.02)%	13.44%	(15.60)%

Ratios to average net assets[e]
Expenses before waiver and payments by
affiliates	1.56%	1.47%	1.44%	1.44%	1.43%	1.47%
Expenses net of waiver and payments by
affiliates	1.33%	1.40%	1.44%[f]	1.44%	1.43%[g]	1.47%
Net investment income	1.27%	0.72%	1.48%[c]	1.12%	1.92%	1.43%

Supplemental data
Net assets, end of period (000’s)	$110,315	$101,900	$175,503	$283,063	$306,995	$316,903
Portfolio turnover rate	12.64%	67.52%	83.92%	48.35%	25.92%	17.02%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.15%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reimbursement rounds to less than 0.01%.

16 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

                                                                                                                                       TEMPLETON DEVELOPING MARKETS TRUST

Statement of Investments, June 30, 2016 (unaudited)
	Industry	Shares	Value
Common Stocks 87.9%
Argentina 0.3%
[a] Grupo Clarin SA, B, GDR, Reg S	Media	39,911	$794,229
MercadoLibre Inc	Internet Software & Services	22,600	3,179,142
			3,973,371
Belgium 1.4%
Anheuser-Busch InBev NV	Beverages	138,428	18,069,023
Brazil 2.3%
CETIP SA - Mercados Organizados	Capital Markets	641,900	8,753,363
Duratex SA	Paper & Forest Products	711,197	1,882,528
M Dias Branco SA	Food Products	318,000	10,487,108
Mahle-Metal Leve SA Industria e Comercio	Auto Components	528,200	3,774,972
Totvs SA	Software	448,300	4,263,541
			29,161,512
Cambodia 1.1%
NagaCorp Ltd	Hotels, Restaurants & Leisure	20,778,000	13,819,059
China 20.1%
[b] Alibaba Group Holding Ltd., ADR	Internet Software & Services	191,570	15,235,562
[b] Baidu Inc., ADR	Internet Software & Services	145,685	24,059,878
Beijing Capital Land Ltd., H	Real Estate Management & Development	2,070,200	757,802
Brilliance China Automotive Holdings Ltd	Automobiles	37,682,400	38,418,471
China Life Insurance Co. Ltd., H	Insurance	4,762,000	10,201,063
China Mobile Ltd	Wireless Telecommunication Services	2,678,859	30,643,844
China Petroleum and Chemical Corp., H	Oil, Gas & Consumable Fuels	37,766,392	27,210,864
[b] Chinasoft International Ltd	IT Services	7,178,000	2,794,058
COSCO Pacific Ltd	Transportation Infrastructure	4,236,900	4,204,980
CPMC Holdings Ltd	Containers & Packaging	4,331,300	1,836,704
Dah Chong Hong Holdings Ltd	Distributors	7,473,500	3,515,944
[b] JD.com Inc., ADR	Internet & Catalog Retail	152,081	3,228,680
[b] Leju Holdings Ltd., ADR	Internet Software & Services	123,741	575,396
NetEase Inc., ADR	Internet Software & Services	86,400	16,694,208
Ping An Insurance (Group) Co. of China Ltd	Insurance	481,000	2,117,195
Poly Culture Group Corp. Ltd., H	Media	984,800	2,277,170
Tencent Holdings Ltd	Internet Software & Services	2,775,195	63,062,452
Uni-President China Holdings Ltd	Food Products	14,321,600	12,035,501
			258,869,772
Hong Kong 3.2%
Dairy Farm International Holdings Ltd	Food & Staples Retailing	1,883,262	12,693,186
Luk Fook Holdings (International) Ltd	Specialty Retail	604,184	1,336,323
MGM China Holdings Ltd	Hotels, Restaurants & Leisure	11,205,000	14,500,087
Sands China Ltd	Hotels, Restaurants & Leisure	3,715,200	12,402,436
			40,932,032
Hungary 1.0%
Richter Gedeon Nyrt	Pharmaceuticals	621,489	12,347,825
India 10.2%
Bajaj Holdings and Investment Ltd	Diversified Financial Services	197,008	4,859,695
Biocon Ltd	Biotechnology	2,070,074	22,729,666
Dr. Reddy’s Laboratories Ltd	Pharmaceuticals	349,979	17,532,702
Glenmark Pharmaceuticals Ltd	Pharmaceuticals	362,489	4,290,823
ICICI Bank Ltd	Banks	5,350,940	19,068,091
Infosys Ltd	IT Services	785,070	13,616,418
Oil & Natural Gas Corp. Ltd	Oil, Gas & Consumable Fuels	2,891,700	9,265,770

franklintempleton.com

Semiannual Report 17

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

Industry	Shares	Value
Common Stocks (continued)
India (continued)
Reliance Industries Ltd	Oil, Gas & Consumable Fuels	887,400	$12,740,375
Tata Chemicals Ltd	Chemicals	952,500	6,073,080
Tata Consultancy Services Ltd	IT Services	421,577	15,944,706
[b] Tata Motors Ltd., A	Automobiles	1,094,090	4,728,634
130,849,960
Indonesia 3.0%
Astra International Tbk PT	Automobiles	41,999,100	23,522,675
Bank Danamon Indonesia Tbk PT	Banks	24,485,600	6,560,380
Semen Indonesia (Persero) Tbk PT	Construction Materials	11,931,200	8,443,271
38,526,326
Mexico 0.6%
America Movil SAB de CV, L, ADR	Wireless Telecommunication Services	340,100	4,169,626
Nemak SAB de CV	Auto Components	2,844,243	3,331,268
[b] Telesites SAB de CV	Diversified Telecommunication Services	340,100	210,238
7,711,132
Nigeria 0.0%†
Nigerian Breweries PLC	Beverages	665,579	316,719
Pakistan 1.0%
Habib Bank Ltd	Banks	6,640,200	12,488,013
Peru 0.1%
[b] Compania de Minas Buenaventura SA, ADR	Metals & Mining	117,700	1,406,515
Philippines 0.4%
[b] Bloomberry Resorts Corp	Hotels, Restaurants & Leisure	41,767,800	5,888,034
Russia 3.3%
Gazprom PAO, ADR	Oil, Gas & Consumable Fuels	582,446	2,510,342
LUKOIL PJSC, ADR	Oil, Gas & Consumable Fuels	181,362	7,575,491
LUKOIL PJSC, ADR (London Stock Exchange)	Oil, Gas & Consumable Fuels	169,450	7,077,927
[a,b] Mail.ru Group Ltd., GDR, Reg S	Internet Software & Services	576,786	10,497,505
MMC Norilsk Nickel PJSC, ADR	Metals & Mining	94,500	1,255,905
[b] Yandex NV, A	Internet Software & Services	600,167	13,113,649
42,030,819
Singapore 0.1%
DBS Group Holdings Ltd	Banks	107,619	1,259,291
South Africa 8.3%
Massmart Holdings Ltd	Food & Staples Retailing	762,120	6,521,366
MTN Group Ltd	Wireless Telecommunication Services	1,306,261	12,678,494
Naspers Ltd., N	Media	422,559	64,280,336
Remgro Ltd	Diversified Financial Services	1,323,194	22,883,843
106,364,039
South Korea 12.2%
Daelim Industrial Co. Ltd	Construction & Engineering	155,551	10,255,458
Fila Korea Ltd	Textiles, Apparel & Luxury Goods	143,527	11,317,907
Hankook Tire Co. Ltd	Auto Components	89,556	3,962,174
Hanon Systems	Auto Components	780,309	7,107,626
Hyundai Development Co	Construction & Engineering	455,701	15,634,900
iMarketkorea Inc	Trading Companies & Distributors	281,660	2,834,339
Interpark Holdings Corp	Internet & Catalog Retail	490,300	2,534,993
KT Skylife Co. Ltd	Media	758,178	10,655,034
Samsung Electronics Co. Ltd	Technology Hardware, Storage & Peripherals	54,632	67,535,264
SK Hynix Inc	Semiconductors & Semiconductor Equipment	786,790	22,114,263
18	Semiannual Report	franklintempleton.com

                                                                                                                                           TEMPLETON DEVELOPING MARKETS TRUST
                                                                                                                                              STATEMENT OF INVESTMENTS (UNAUDITED)

	Industry	Shares	Value
Common Stocks (continued)
South Korea (continued)
Youngone Corp	Textiles, Apparel & Luxury Goods	88,180	$3,166,934
			157,118,892
Taiwan 9.5%
Catcher Technology Co. Ltd	Technology Hardware, Storage & Peripherals	1,232,000	9,085,546
Hon Hai Precision Industry Co. Ltd	Electronic Equipment, Instruments & Components	9,938,400	25,459,338
Largan Precision Co. Ltd	Electronic Equipment, Instruments & Components	58,000	5,303,835
Pegatron Corp	Technology Hardware, Storage & Peripherals	3,956,300	8,329,053
Taiwan Semiconductor Manufacturing Co. Ltd	Semiconductors & Semiconductor Equipment	14,769,000	74,521,425
			122,699,197
Thailand 4.6%
Kasikornbank PCL, fgn	Banks	2,502,700	12,292,590
Kiatnakin Bank PCL, fgn	Banks	4,178,300	5,175,286
Land and Houses PCL, fgn	Real Estate Management & Development	20,067,600	5,171,178
PTT Exploration and Production PCL, fgn	Oil, Gas & Consumable Fuels	2,418,700	5,767,828
Siam Commercial Bank PCL, fgn	Banks	1,268,000	5,018,565
Thai Beverage PCL, fgn	Beverages	37,384,600	25,258,927
			58,684,374
United Kingdom 5.2%
Unilever PLC	Personal Products	1,401,812	66,897,814
Total Common Stocks
(Cost $1,049,040,229)			1,129,413,719
[c] Participatory Notes 1.0%
Saudi Arabia 1.0%
[d] Deutsche Bank AG/London, Samba Financial
Group, 144A, 9/27/16	Banks	613,570	3,271,545
[d] HSBC Bank PLC,
Saudi Basic Industries Corp., 144A, 10/31/16	Chemicals	447,275	9,658,693
Savola Al-Azizia United Co., 144A, 2/06/17	Food Products	8,500	82,939
Total Participatory Notes
(Cost $13,721,158)			13,013,177
Preferred Stocks 5.8%
Brazil 5.8%
[e] Banco Bradesco SA, 4.4%, ADR, pfd	Banks	4,595,668	35,892,167
[e] Itau Unibanco Holding SA, 3.8%, ADR, pfd	Banks	4,154,221	39,215,846
Total Preferred Stocks
(Cost $57,693,339)			75,108,013
Total Investments before
Short Term Investments
(Cost $1,120,454,726)			1,217,534,909
Short Term Investments
(Cost $67,209,264) 5.3%
Money Market Funds 5.3%
United States 5.3%
[b,f] Institutional Fiduciary Trust Money Market
Portfolio		67,209,264	67,209,264
Total Investments
(Cost $1,187,663,990) 100.0%			1,284,744,173
Other Assets, less Liabilities 0.0%†			568,917
Net Assets 100.0%			$1,285,313,090

franklintempleton.com		Semiannual Report	19

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS (UNAUDITED)

See Abbreviations on page 32.

†Rounds to less than 0.1% of net assets.
aSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At June 30, 2016, the aggregate value of these secu-
rities was $11,291,734, representing 0.9% of net assets.
bNon-income producing.
cSee Note 1(c) regarding Participatory Notes.
dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At
June 30, 2016, the aggregate value of these securities was $13,013,177, representing 1.0% of net assets.
eVariable rate security. The rate shown represents the yield at period end.
fSee Note 3(f) regarding investments in affiliated management investment companies.

20 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON DEVELOPING MARKETS TRUST

Financial Statements

Statement of Assets and Liabilities
June 30, 2016 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,120,454,726
Cost - Non-controlled affiliates (Note 3f)	67,209,264
Total cost of investments	$1,187,663,990
Value - Unaffiliated issuers	$1,217,534,909
Value - Non-controlled affiliates (Note 3f)	67,209,264
Total value of investments	1,284,744,173
Cash	312,746
Foreign currency, at value (cost $738,322)	737,192
Receivables:
Investment securities sold	3,054,882
Capital shares sold	898,243
Dividends	4,309,414
Foreign tax	642,633
Other assets	1,059
Total assets	1,294,700,342
Liabilities:
Payables:
Investment securities purchased	4,615,846
Capital shares redeemed	1,955,373
Management fees	987,115
Distribution fees	634,351
Transfer agent fees	174,531
Trustees’ fees and expenses	3,102
Deferred tax	770,161
Accrued expenses and other liabilities	246,773
Total liabilities	9,387,252
Net assets, at value	$1,285,313,090
Net assets consist of:
Paid-in capital	$1,388,292,917
Distributions in excess of net investment income	(17,445,926)
Net unrealized appreciation (depreciation)	95,076,718
Accumulated net realized gain (loss)	(180,610,619)
Net assets, at value	$1,285,313,090

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 21

TEMPLETON DEVELOPING MARKETS TRUST
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
June 30, 2016 (unaudited)

Class A:
Net assets, at value	$959,796,581
Shares outstanding	63,835,740
Net asset value per share[a]	$15.04
Maximum offering price per share (net asset value per share ÷ 94.25%)	$15.96
Class C:
Net assets, at value	$145,364,564
Shares outstanding	9,976,396
Net asset value and maximum offering price per share[a]	$14.57
Class R:
Net assets, at value	$17,565,063
Shares outstanding	1,189,136
Net asset value and maximum offering price per share	$14.77
Class R6:
Net assets, at value	$52,272,190
Shares outstanding	3,494,569
Net asset value and maximum offering price per share	$14.96
Advisor Class:
Net assets, at value	$110,314,692
Shares outstanding	7,367,490
Net asset value and maximum offering price per share	$14.97

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

22 Semiannual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

TEMPLETON DEVELOPING MARKETS TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended June 30, 2016 (unaudited)

Investment income:
Dividends (net of foreign taxes of $1,990,057)	$14,413,447
Expenses:
Management fees (Note 3a)	6,757,535
Distribution fees: (Note 3c)
Class A	1,075,577
Class C	595,202
Class R	43,150
Transfer agent fees: (Note 3e)
Class A	1,055,768
Class C	151,716
Class R	22,044
Class R6	179
Advisor Class	126,943
Custodian fees (Note 4)	153,868
Reports to shareholders	95,615
Registration and filing fees	76,207
Professional fees	41,514
Trustees’ fees and expenses	60,737
Other	40,629
Total expenses	10,296,684
Expenses waived/paid by affiliates (Note 3f and 3g)	(1,280,293)
Net expenses	9,016,391
Net investment income	5,397,056
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	10,010,577
Foreign currency transactions	292,873
Net realized gain (loss)	10,303,450
Net change in unrealized appreciation (depreciation) on:
Investments	105,243,793
Translation of other assets and liabilities denominated in foreign currencies	(41,110)
Change in deferred taxes on unrealized appreciation	(246,200)
Net change in unrealized appreciation (depreciation)	104,956,483
Net realized and unrealized gain (loss)	115,259,933
Net increase (decrease) in net assets resulting from operations	$120,656,989

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report 23

TEMPLETON DEVELOPING MARKETS TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2016	Year Ended
	(unaudited)	December 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income	$5,397,056	$5,700,813
Net realized gain (loss)	10,303,450	(167,553,843)
Net change in unrealized appreciation (depreciation)	104,956,483	(129,252,703)
Net increase (decrease) in net assets resulting from operations	120,656,989	(291,105,733)
Distributions to shareholders from:
Net investment income:
Class A	—	(8,487,792)
Class C	—	(275,023)
Class R	—	(130,954)
Class R6	—	(744,866)
Advisor Class	—	(1,398,780)
Total distributions to shareholders	—	(11,037,415)
Capital share transactions: (Note 2)
Class A	47,174,730	(141,686,024)
Class C	15,021,830	(36,295,253)
Class R	(1,830,511)	(3,803,529)
Class R6	(1,090,597)	6,949,534
Advisor Class	(2,217,583)	(42,662,244)
Total capital share transactions	57,057,869	(217,497,516)
Net increase (decrease) in net assets	177,714,858	(519,640,664)
Net assets:
Beginning of period	1,107,598,232	1,627,238,896
End of period	$1,285,313,090	$1,107,598,232
Distributions in excess of net investment income included in net assets:
End of period	$(17,445,926)	$(22,842,982)

24 Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

TEMPLETON DEVELOPING MARKETS TRUST

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Templeton Developing Markets Trust (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

d. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2016, the Fund had no securities on loan.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statements of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

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TEMPLETON DEVELOPING MARKETS TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest

At June 30, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	June 30, 2016		December 31, 2015
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	3,517,226	$49,115,206	7,505,934	$121,592,092
Shares issued on reorganization (Note 8)	6,345,718	87,413,868	—	—
Shares issued in reinvestment of distributions	—	—	521,932	7,132,288
Shares redeemed	(6,540,142)	(89,354,344)	(16,960,623)	(270,410,404)
Net increase (decrease)	3,322,802	$47,174,730	(8,932,757)	$(141,686,024)
Class C Shares:
Shares sold	315,246	$4,458,468	648,196	$9,911,354
Shares issued on reorganization (Note 8)	1,879,982	25,114,916	—	—
Shares issued in reinvestment of distributions	—	—	19,280	251,412
Shares redeemed	(1,097,738)	(14,551,554)	(3,003,859)	(46,458,019)
Net increase (decrease)	1,097,490	$15,021,830	(2,336,383)	$(36,295,253)
Class R Shares:
Shares sold	154,407	$2,063,709	360,382	$5,652,404
Shares issued in reinvestment of distributions	—	—	9,190	123,316
Shares redeemed	(286,216)	(3,894,220)	(603,221)	(9,579,249)
Net increase (decrease)	(131,809)	$(1,830,511)	(233,649)	$(3,803,529)

Class R6 Shares:
Shares sold	260,205	$3,562,841	1,063,289	$15,982,604
Shares issued in reinvestment of distributions	—	—	9,331	127,169
Shares redeemed	(343,193)	(4,653,438)	(566,934)	(9,160,239)
Net increase (decrease)	(82,988)	$(1,090,597)	505,686	$6,949,534
Advisor Class Shares:
Shares sold	648,728	$8,983,514	2,636,401	$40,590,595
Shares issued on reorganization (Note 8)	292,708	4,014,734	—	—
Shares issued in reinvestment of distributions	—	—	90,596	1,233,176
Shares redeemed	(1,112,945)	(15,215,831)	(5,508,435)	(84,486,015)
Net increase (decrease)	(171,509)	$(2,217,583)	(2,781,438)	$(42,662,244)

3. Transactions with Affiliates
Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Invest-
ments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:
Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.250%	Up to and including $200 million
1.235%	Over $200 million, up to and including $700 million
1.200%	Over $700 million, up to and including $1 billion
1.150%	Over $1 billion, up to and including $1.2 billion
1.125%	Over $1.2 billion, up to and including $5 billion
1.075%	Over $5 billion, up to and including $10 billion
1.025%	Over $10 billion, up to and including $15 billion
0.975%	Over $15 billion, up to and including $20 billion
0.925%	In excess of $20 billion

For the period ended June 30, 2016, the annualized effective investment management fee rate was 1.218% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$71,308
CDSC retained	$510

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TEMPLETON DEVELOPING MARKETS TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburse Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2016, the Fund paid transfer agent fees of $1,356,650 of which $681,769 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees.

	Number							% of Affiliated
	of Shares			Number of				Fund Shares
	Held at			Shares Held	Value		Realized	Outstanding
	Beginning	Gross	Gross	at End	at End Investment		Gain	Held at End
	of Period	Additions	Reductions	of Period	of Period	Income	(Loss)	of Period
Non-Controlled Affiliates
Institutional Fiduciary Trust
Money Market Portfolio	94,678,611	138,452,268	(165,921,615)	67,209,264	$67,209,264	$ —	$ —	0.3%

g. Waiver and Expense Reimbursements

TAML and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the Fund do not exceed 1.40%, and Class R6 does not exceed 1.22% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2017.

Effective March 1, 2016, TAML has contractually agreed in advance to limit the investment management fees to 1.05% of the average daily net assets of the Fund until April 30, 2017.

Additionally, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until April 30, 2017.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2016, there were no credits earned.

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                                                         TEMPLETON DEVELOPING MARKETS TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2015, the capital loss carryforwards were as follows.

Capital loss carryforwards not subject to expiration:
Short term	$116,162,697
Long term	62,391,821
Total capital loss carryforwards	$178,554,518

At June 30, 2016, the cost of investments, net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,222,828,591
Unrealized appreciation	$196,144,559
Unrealized depreciation	(134,228,977)
Net unrealized appreciation (depreciation)	$61,915,582

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of corporate actions and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2016, aggregated $153,645,026 and $135,035,089 respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Reorganization

On May 13, 2016, Templeton Developing Markets Trust (Surviving Fund), pursuant to a plan of reorganization approved on April 12, 2016 by shareholders of Templeton BRIC Fund (Acquired Fund), acquired 100% of the Acquired Fund’s net assets, primarily made up of investment securities, which included $794,583 of unrealized appreciation (depreciation), through a tax-free exchange of 8,518,408 shares of the Surviving Fund (Valued at $116,543,518).

Immediately after the completion of the reorganization, the combined net assets of the Surviving Fund were $1,201,175,207. The primary purpose was to reorganize the Acquired Fund with and into a larger mutual fund with identical investment goal and generally similar principal investment strategies and principal risks. The estimated cost of the reorganization was $171,500 of which the Surviving Fund and the Acquired Fund each paid 25% and TAML paid 50%. The allocated portion of the Surviving Fund’s reorganization expenses are included with other expenses in the Statement of Operations.

Assuming the reorganization had been completed on January 1, 2016, the Surviving Fund’s pro forma results of operations would have been as follows:

Net Increase
	Net	Net Realized	(Decrease)
	Investment	and Unrealized	in Net Assets
Period	Income	Gain (Loss)	from Operations

For the period January 1, 2016, through June 30, 2016	$4,624,045	$114,765,981	$119,390,026

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

8. Reorganization (continued)

Subsequent to the reorganization, the Fund has been managed as a single entity. Accordingly, it is impracticable to identify the amounts of net investment income attributable to the Acquired Fund’s assets after the completion of the reorganization.

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Temple-ton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2016, the Funds did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepay- ment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2016, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments:[a]
Russia	$30,689,081	$11,341,738	$—	$42,030,819
All Other Equity Investments[b]	1,162,490,913	—	—	1,162,490,913
Participatory Notes	—	13,013,177	—	13,013,177
Short Term Investments	67,209,264	—	—	67,209,264
Total Investments in Securities	$1,260,389,258	$24,354,915	$—	$1,284,744,173

[a]Includes common and preferred stocks.
[b]For detailed categories, see the accompanying Statement of Investments.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

11. Subsequent Events
The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Selected Portfolio
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

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TEMPLETON DEVELOPING MARKETS TRUST

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 23, 2016, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Templeton Developing Markets Trust (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Broadridge report, which utilized data from Lipper, Inc. (Lipper), compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also received a report on all marketing support payments made by FTI to financial intermediaries during the past year, as well as a memorandum relating to third party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub accounting fees.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders, other than as noted below with respect to investment performance and expenses. The Board’s opinion was based, in part, upon periodic reports furnished to it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided to Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided to Fund shareholders by an affiliate of the Manager and steps taken by FTI to enhance analytical support to the investment management groups and provide additional oversight of

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SHAREHOLDER INFORMATION

liquidity risk and complex securities. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued introduction of new funds and reassessment of the fund offerings in response to the market environment.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Broadridge report furnished for the agreement renewal. The Broadridge report prepared for the Fund showed the investment performance of its Class A shares during 2015, as well as during the previous 10 years ended December 31, 2015, in comparison to a performance universe consisting of all retail and institutional emerging markets funds as selected by Lipper. The Broadridge report showed the Fund’s 2015 total return to be in the lowest performing quintile of its Lipper performance universe, and its total return on an annualized basis to be in the lowest performing quintile of such universe for the previous three- and 10-year periods, and the second-lowest performing quintile for the previous five-year period. While acknowledging management’s conservative value approach to investing and the challenges posed by investments in diverse emerging markets, the Board was not satisfied with the Fund’s continued under-performance. It reviewed with management changes to the Fund’s investment personnel and processes during the period, initiated in part in response to the Board’s continued inquiries concerning the Fund’s performance. Management expressed its continued commitment to efforts to improve Fund performance, but observed that it will take time before the positive effects of those efforts are reflected in the Fund’s relative performance. Based on such discussion and management’s actions to date, the Board indicated an intention to continue to closely monitor the Fund’s performance and to have discussions with management on an ongoing basis.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that the contractual investment management fee rate for the Fund was less than six basis points above the median for the Lipper expense group, while its total actual expense ratio was approximately nine basis points above the median of such expense group. Following discussion with the Board about factors impacting the Fund’s underperformance, management agreed to a waiver that would reduce the management fee from 1.12 basis points to 1.05 basis points. In light of this development, the Board found the expenses of the Fund to be acceptable.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2015, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’’ profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used

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Semiannual Report 35

TEMPLETON DEVELOPING MARKETS TRUST

SHAREHOLDER INFORMATION

solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with the service providers and counter-parties. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager and its affiliates as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The Fund’s current management advisory fee schedule provides an initial fee of 1.25% on the first $200 million of net assets; 1.235% on the next $500 million of net assets; 1.20% on the next $300 million of net assets; 1.15% on the next $200 million of net assets; 1.125% on the next $3.8 billion of net assets; 1.075% on the next $5 billion of net assets; 1.025% on the next $5 billion of net assets; 0.975% on the next $5 billion of net assets; and 0.925% on net assets in excess of $20 billion. At the end of 2015, the Fund’s net assets were approximately $1.11 billion, and to the extent economies of scale may be realized by the Manager and its affiliates, the Board believes the schedule of management fees provides a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Wash-ington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

36 Semiannual Report

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Semiannual Report and Shareholder Letter
Templeton Developing Markets Trust

Investment Manager
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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.  N/A

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.   N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for

Closed-End Management Investment Companies.  N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940, is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)  Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON DEVELOPING MARKETS TRUST

By    /s/LAURA F. FERGERSON

      Laura F. Fergerson

Chief Executive Officer –

      Finance and Administration

Date  August 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By    /s/LAURA F. FERGERSON

      Laura F. Fergerson

Chief Executive Officer –

      Finance and Administration

Date  August 25, 2016

By    /s/MARK H. OTANI___________

Mark H. Otani

Chief Financial Officer and

      Chief Accounting Officer

Date  August 25, 2016